Exhibit 99.1



   Pacific Capital Bancorp Reports Second Quarter Financial Results


    SANTA BARBARA, Calif.--(BUSINESS WIRE)--July 27, 2006--Pacific Capital Bancorp (Nasdaq:PCBC), a community bank holding company with $7.2 billion in assets, today announced financial results for the second quarter ended June 30, 2006.
    Net income for the second quarter was $11.5 million, compared with $14.4 million reported for the second quarter of 2005. Earnings per share for the second quarter of 2006 were $0.24, compared with $0.31 reported for the second quarter of 2005.
    Commenting on the second quarter results, William S. Thomas, Jr., President and Chief Executive Officer of Pacific Capital Bancorp, said, "We continue to excel in our revenue generation efforts, while falling short of our goals for deposit gathering and expense management. With annualized growth in the loan portfolio of more than 20% in the second quarter and non-interest income growth of 9% (excluding RAL and RT income) over the prior year, we are doing a good job of attracting new customers to the bank and expanding existing relationships. During the second quarter, we saw particular strength in several loan portfolios including construction, commercial and industrial, residential real estate and home equity. We are also making steady progress on the regulatory compliance and IT system conversion projects that have driven our higher expense levels in 2006, and we believe the expenses related to these efforts should decrease by the end of the year."

    RAL/RT Programs

    Through the first six months of 2006, the Company's Refund Anticipation Loan (RAL) and Refund Transfer (RT) programs generated $87.7 million in pre-tax income, an increase of 36% over $64.5 million during the same period in 2005. Total volume for these programs was
6.7 million transactions during the first six months of 2006, a 19.6% increase over the 5.6 million transactions processed in the same period of the prior year.

    Income Statement

    Throughout this press release, the Company has presented certain amounts and ratios that are computed both with and without the impact of the Company's RAL/RT programs. The Company's management utilizes the non-RAL/RT information in the evaluation of its core banking operations and believes that the investment community also finds this information valuable. The impact of the RAL/RT programs on the consolidated information prepared in accordance with Generally Accepted Accounting Principles is provided in tables at the end of this release.
    During the second quarter, total interest income was $113.2 million, compared with $86.3 million in the same quarter of 2005. Excluding RALs, total interest income was $108.4 million, which compares to $83.8 million in the second quarter of 2005. The increase in total interest income excluding RALs was primarily attributable to organic growth in the loan portfolio, the acquisition of First Bank of San Luis Obispo (FBSLO) in August 2005, and to higher yields on loans.
    Total interest expense for the second quarter of 2006 was $43.8 million, compared with $24.6 million for the second quarter of 2005. Excluding RALs, total interest expense was $42.4 million in the second quarter of 2006, compared with $23.8 million in the same quarter of 2005. The increase in total interest expense excluding RALs resulted from the deposits and borrowings acquired with FBSLO, the organic growth in deposits over the past year, higher borrowings incurred to support loan growth, and higher rates paid on deposits and borrowings.
    Net interest income for the second quarter of 2006 was $69.4 million, compared with $61.7 million in the same quarter of 2005. Excluding RALs, net interest income for the second quarter of 2006 was $66.0 million, an increase of 10.1% over $60.0 million in the same quarter of 2005.
    Net interest margin for the second quarter of 2006 was 4.44%, which compares with 4.50% in the second quarter of 2005. Exclusive of RALs in both periods, net interest margin in the second quarter of 2006 was 4.24%, compared with 4.41% in the second quarter of 2005. This also compares with a net interest margin of 4.48% in the first quarter of 2006, exclusive of RALs. The decrease in net interest margin is primarily attributable to the Company utilizing higher cost funding sources, such as Fed Funds purchased and FHLB advances to support the strong loan growth.
    Non-interest revenue was $22.3 million in the second quarter of 2006, compared with $18.0 million in the second quarter of 2005. Excluding the impact of the RAL/RT programs, non-interest revenue was $14.5 million in the second quarter of 2006, an increase of 9.4% over $13.3 million in the second quarter of 2005 largely driven by increases in debit card fees, trust fees, and prepayment penalty fees.
    The Company's operating efficiency ratio for the second quarter of 2006 was 73.35%, compared with 59.01% in the same period last year. Excluding the impact of the RAL/RT programs in all periods, the Company's operating efficiency ratio for the second quarter of 2006 was 72.44%, compared with 58.32% in the same period last year and 67.97% in the first quarter of 2006.
    The increase in the operating efficiency ratio (excluding the impact of the RAL/RT programs) over the prior year is attributable to the following: 1) equipment depreciation and software amortization from the Q4 2005 implementation of the enterprise wide IT system; 2) investments in the Company's risk management infrastructure; 3) the use of consultants to assist with nonrecurring efforts for SOX/regulatory compliance efforts and further optimization of the core systems recently implemented; 4) one-time expenses incurred in the quarter ended June 30, 2006, for legal fees related to the debt refinancing and write-off of software no longer in production, and 5) the adoption of SFAS 123R "Share-Based Payments."

    Balance Sheet

    Total gross loans were $5.23 billion at June 30, 2006, compared to $4.98 billion at March 31, 2006 and $4.26 billion at June 30, 2005. Excluding $61.5 million of RALs at March 31, 2006 and $11.6 million of RALs at June 30, 2006, total gross loans increased at an annualized rate of 24.6% during the second quarter of 2006. The growth in loans during the second quarter of 2006 included annualized increases of 74% in construction, 44% in commercial and industrial, and 19% in residential real estate loans.
    Total deposits were $4.84 billion at June 30, 2006, compared to $5.22 billion at March 31, 2006, and $4.62 billion at June 30, 2005. The decline in total deposits from the prior quarter is primarily attributable to the run-off of short-term RAL deposits of $129 million and the transfer of a $100 million deposit by one customer to a trust account within the Company's Wealth Management division, as discussed in the prior quarter's earnings release.

    Asset Quality and Capital Ratios

    In the second quarter of 2006, the Company recorded a provision for credit losses of $6.0 million, compared with a provision of $7.9 million for the same period last year. Excluding RALs, the Company recorded a provision for credit losses of $6.8 million, compared with a provision of $4.8 million for the same period last year. The size of the provision for the second quarter of 2006 was primarily due to the larger than expected loan portfolio resulting from the strong loan growth in the quarter. All credit metrics indicate that the health of the portfolio remained relatively strong during the second quarter of 2006.
    At June 30, 2006, the allowance for credit losses (excluding RALs) was $52.9 million, or 1.01% of total loans, compared to $49.4 million, or 1.00% of total loans, at March 31, 2006.
    Exclusive of RALs, total nonperforming assets, which include nonperforming loans and other real estate owned, were $19.2 million, or 0.27% of total assets, at June 30, 2006, compared with $17.8 million, or 0.26% of total assets, at March 31, 2006.
    The Company's ratio of allowance to nonperforming loans (excluding
RALs) was 324% at June 30, 2006, compared to 331% at March 31, 2006. Excluding RALs, net charge-offs were $3.3 million for the three months ended June 30, 2006, compared with net charge-offs of $8.2 million for the three months ended March 31, 2006, and $2.7 million for the three months ended June 30, 2005. Annualized net charge-offs to total average loans (both excluding RALs) were 0.26% for the three months ended June 30, 2006, compared with 0.68% for the three months ended March 31, 2006, and 0.26% for the three months ended June 30, 2005.
    The Company's capital ratios continue to be above the well-capitalized guidelines established by bank regulatory agencies.

    Profitability Ratios

    Pacific Capital Bancorp's return on average equity (ROE) and return on average assets (ROA) for the second quarter of 2006 were 7.8% and 0.66%, respectively, compared to 11.5% and 0.94%, respectively, for the second quarter of 2005. Excluding the impact of the RAL/RT programs, the Company's ROE and ROA for the second quarter of 2006 were 8.17% and 0.56%, respectively, compared to 14.51% and 1.03%, respectively, for the second quarter of 2005.

    Outlook

    For the full year 2006, Pacific Capital Bancorp continues to expect fully diluted earnings per share to range between $2.15 and $2.20.
    Commenting on the outlook for Pacific Capital Bancorp, Thomas said, "We are taking a number of steps to reduce our expense levels going forward. These include restructuring our IT department, reassessing all non-revenue producing initiatives, optimizing our infrastructure for greater efficiency, and tying a portion of the compensation structure for senior management to meeting our operating efficiency ratio goals. We believe these actions will reduce the core bank's operating efficiency ratio to 65-68% for the fourth quarter of 2006 and help us drive further improvement in this area in the following years.
    "Our loan pipeline remains strong as we continue to cultivate new relationships within our traditional markets and generate incremental lending opportunities through our business development efforts in attractive adjacent markets. We are confident that we can continue to drive top-line growth while our expense management initiatives gain traction," said Thomas.

    Conference Call and Webcast

    The Company will hold a conference call today at 11:00 a.m. Eastern time / 8:00 a.m. Pacific time to discuss its second quarter 2006 results. To access a live webcast of the conference call, log on at the Investor Relations page of the Company's website at www.pcbancorp.com. For those who cannot listen to the live broadcast, a replay of the conference call will be available shortly after the call at the same location.
    Pacific Capital Bancorp is the parent company of Pacific Capital Bank, N.A., a nationally chartered bank that operates 48 branches under the local brand names of Santa Barbara Bank & Trust, First National Bank of Central California, South Valley National Bank, San Benito Bank, First Bank of San Luis Obispo, and Pacific Capital Bank.

    Forward Looking Statements

    This press release contains forward-looking statements with respect to the financial condition, results of operation and businesses of Pacific Capital Bancorp. These include statements that relate to or are dependent on estimates or assumptions relating to the prospects of continued loan and deposit growth, improved credit quality, the health of the capital markets, the Company's de novo branching and acquisition efforts, the operating characteristics of the Company's income tax refund loan and transfer programs and the economic conditions within its markets. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Company's control. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) increased competitive pressure among financial services companies; (2) changes in the interest rate environment reducing interest margins or increasing interest rate risk; (3) deterioration in general economic conditions, internationally, nationally or in California; (4) the occurrence of terrorist acts; (5) reduced demand for or earnings derived from the Company's income tax refund loan and refund transfer programs; (6) legislative or regulatory changes or litigation adversely affecting the businesses in which Pacific Capital Bancorp engages; (7) unfavorable conditions in the capital markets; (8) difficulties in opening additional branches or integrating acquisitions; and (9) other risks detailed in reports filed by Pacific Capital Bancorp with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and Pacific Capital Bancorp does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

    Non-GAAP Amounts and Measures

    This press release contains amounts and ratios that are computed excluding the results of operations of the RAL/RT programs and/or exclude asset and liability balances related to those programs. Because they relate to the filing of individual tax returns, these programs are activities conducted primarily during the first and second quarters of each year. These programs comprise one of the Company's operating segments for purposes of segment reporting in the Company's quarterly and annual reports to the SEC. The Company's Management believes analysts and investor find this information useful for the same reason that Management uses it internally, namely, it provides more comparability with virtually all of the rest of the Company's peers that do not operate such programs.
    The information that excludes balances and results of the RAL/RT programs is reconciled to the consolidated information prepared in accordance with Generally Accepted Accounting Principles in several tables at the end of this release.
    In addition to the non-GAAP measures computed related to the Company's balances and results exclusive of its RAL and RT programs, this release contains other financial information determined by methods other than in accordance with GAAP. Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE"). Management believes that the measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on a FTE basis.
    The assets, liabilities, and results of operations of the Company's refund programs are reported in its periodic filings with the SEC as a segment of its business. Because these are activities conducted by very few other financial institutions, users of the financial statements have indicated that they are interested in information for the Company exclusive of these programs so that they may compare the results of operations with financial institutions that have no comparable programs. The amounts and ratios may generally be computed from the information provided in the note to its financial statements that discloses segment information, but are computed and included in the press release for the convenience of those users.

Consolidated Balance Sheets
Dollars in Thousands               (unaudited) (unaudited)
                                    6/30/2006   3/31/2006  12/31/2005

Assets
 Cash and Due From Banks             $215,969    $163,176    $158,880
 Securities                         1,262,684   1,338,481   1,369,549
 Loans
 Real estate
  Residential                       1,232,988   1,176,520   1,128,318
  Multi-family residential            272,229     268,331     256,857
  Non-residential                   1,172,675   1,153,304   1,160,864
  Construction                        454,197     383,427     374,500
 Commercial loans                   1,024,971     923,006     934,840
 Home equity loans                    349,419     327,868     319,195
 Consumer loans                       410,442     388,913     431,542
 Tax refund loans                      11,607      61,510          --
 Leases                               300,101     293,027     287,504
 Other loans                            1,675       1,933       3,666
                                   ----------- ----------- -----------
  Gross Loans                       5,230,304   4,977,839   4,897,286
 Allowance for Credit Losses           53,638      54,676      55,598
                                   ----------- ----------- -----------
 Total Loans, net                   5,176,666   4,923,163   4,841,688
 Premises and Fixed Assets            111,421     116,245     115,831
 Accrued Interest Receivable           29,778      28,885      28,994
 Goodwill                             140,584     140,585     140,585
 Other Intangible Assets                8,218       9,270       9,887
 Other Assets                         237,420     250,331     210,745
                                   ----------- ----------- -----------
Total Assets                       $7,182,740  $6,970,136  $6,876,159
                                   =========== =========== ===========

Liabilities
 Deposits
  Non Interest Bearing Demand
   Deposits                        $1,103,422  $1,161,005  $1,061,711
  Interest bearing deposits:
   NOW accounts                     1,107,152   1,363,548   1,074,368
   Money market deposit accounts      619,726     657,617     807,762
   Other savings deposits             325,197     343,198     363,801
   Time certificates of $100,000
    or more                         1,166,933   1,181,186   1,201,923
   Other time deposits                519,709     517,386     508,301
                                   ----------- ----------- -----------
  Total Interest Bearing Deposits   3,738,717   4,062,935   3,956,155
                                   ----------- ----------- -----------
 Total Deposits                     4,842,139   5,223,940   5,017,866
 Fed Funds Purchased and
  Securities Sold under Repurchase
  Agreements                          284,051     267,865     446,642
 Long Term Debt and Other
  Borrowings                        1,374,964     765,703     793,895
 Obligations under Capital Lease        9,420       9,368       9,317
 Accrued Interest Payable and
  Other Liabilities                    74,302     103,451      63,183
                                   ----------- ----------- -----------
Total Liabilities                   6,584,876   6,370,327   6,330,903

Shareholders' Equity                  597,864     599,809     545,256
                                   ----------- ----------- -----------
Total Liabilities and
 Shareholders' Equity              $7,182,740  $6,970,136  $6,876,159
                                   =========== =========== ===========

 Total Consumer Loans, net of
  Holiday Loans                      $410,442    $388,913    $373,971


Consolidated Balance Sheets
Dollars in Thousands     (unaudited) (unaudited) % Change 6/30/2006 vs
                          9/30/2005   6/30/2005  3/31/2006  6/30/2005
                                                 Annualized

Assets
 Cash and Due From
  Banks                    $232,866    $147,846      129.4%      46.1%
 Securities               1,408,991   1,416,126     (22.7%)    (10.8%)
 Loans
 Real estate
  Residential             1,067,306     994,626       19.2%      24.0%
  Multi-family
   residential              252,525     225,209        5.8%      20.9%
  Non-residential         1,180,987   1,109,280        6.7%       5.7%
  Construction              298,694     297,132       73.8%      52.9%
 Commercial loans           891,563     810,222       44.2%      26.5%
 Home equity loans          270,438     244,296       26.3%      43.0%
 Consumer loans             395,678     305,964       22.1%      34.1%
 Tax refund loans             1,831       7,491    (324.5%)      54.9%
 Leases                     278,318     265,242        9.7%      13.1%
 Other loans                  2,663       1,939     (53.4%)    (13.6%)
                         ----------- -----------
  Gross Loans             4,640,003   4,261,401       20.3%      22.7%
 Allowance for Credit
  Losses                     51,822      50,365      (7.6%)       6.5%
                         ----------- -----------
 Total Loans, net         4,588,181   4,211,036       20.6%      22.9%
 Premises and Fixed
  Assets                    115,883     108,263     (16.6%)       2.9%
 Accrued Interest
  Receivable                 26,169      24,742       12.4%      20.4%
 Goodwill                   144,476     109,745      (0.0%)      28.1%
 Other Intangible
  Assets                     10,476       4,257     (45.4%)      93.0%
 Other Assets               162,806     145,466     (20.6%)      63.2%
                         ----------- -----------
Total Assets             $6,689,848  $6,167,481       12.2%      16.5%
                         =========== ===========

Liabilities
 Deposits
  Non Interest Bearing
   Demand Deposits       $1,075,855  $1,064,602     (19.8%)       3.6%
  Interest bearing
   deposits:
   NOW accounts           1,053,081     923,186     (75.2%)      19.9%
   Money market deposit
    accounts                857,792     661,574     (23.0%)     (6.3%)
   Other savings
    deposits                380,932     379,359     (21.0%)    (14.3%)
   Time certificates of
    $100,000 or more      1,021,783   1,087,509      (4.8%)       7.3%
   Other time deposits      695,638     507,802        1.8%       2.3%
                         ----------- -----------
  Total Interest Bearing
   Deposits               4,009,226   3,559,430     (31.9%)       5.0%
                         ----------- -----------
 Total Deposits           5,085,081   4,624,032     (29.2%)       4.7%
 Fed Funds Purchased and
  Securities Sold under
  Repurchase Agreements     181,808      74,344       24.2%     282.1%
 Long Term Debt and
  Other Borrowings          827,751     875,335      318.3%      57.1%
 Obligations under
  Capital Lease               9,266       9,216        2.2%       2.2%
 Accrued Interest
  Payable and Other
  Liabilities                59,844      59,430    (112.7%)      25.0%
                         ----------- -----------
Total Liabilities         6,163,750   5,642,357       13.5%      16.7%

Shareholders' Equity        526,098     525,124      (1.3%)      13.9%
                         ----------- -----------
Total Liabilities and
 Shareholders' Equity    $6,689,848  $6,167,481       12.2%      16.5%
                         =========== ===========

 Total Consumer Loans,
  net of Holiday Loans     $395,678    $305,964       22.1%      34.1%


Consolidated Statements of Income (unaudited)
Dollars in Thousands

                                         Three Months Ended 6/30/2006

                                                       Core
                                         Consolidated   Bank   RAL/RT
Interest Income
 Loans                                       $98,811  $94,028  $4,783
 Securities                                   14,394   14,394      --
 Federal Funds Sold and Securities
  Purchased under Resale Agreements               --       (8)      8
                                         ------------ -------- -------
  Total Interest Income                      113,205  108,414   4,791
                                         ------------ -------- -------
Interest Expense
 Deposits                                     27,837   27,355     482
 Federal Funds Purchased and Securities
  Sold under Repurchase Agreements             4,681    4,464     217
 Other Borrowed Funds                         11,261   10,576     685
                                         ------------ -------- -------
  Total Interest Expense                      43,779   42,395   1,384
                                         ------------ -------- -------
Net Interest Income                           69,426   66,019   3,407
                                         ------------ -------- -------
Provision for Credit Losses
 Provision for Credit Losses - RAL              (881)      --    (881)
 Provision for Credit Losses - Core Bank       6,837    6,837      --
                                         ------------ -------- -------
Provision for Credit Losses                    5,956    6,837    (881)
                                         ------------ -------- -------
Net Interest Income after Provision for
 Credit Losses                                63,470   59,182   4,288
                                         ------------ -------- -------
Non Interest Income
 Service Charges on Deposits                   4,108    4,108      --
 Trust Fees                                    4,340    4,340      --
 Refund Transfer Fees                          5,110       --   5,110
 Other Service Charges, Commissions and
  Fees, net                                    7,104    4,441   2,663
 Gain on Sale of Tax Refund Loans, net            --       --      --
 Gain (Loss) on Securities, net                   --       --      --
 Other Income                                  1,634    1,633       1
                                         ------------ -------- -------
  Total Non Interest Income                   22,296   14,522   7,774
                                         ------------ -------- -------
Non Interest Expense
 Personnel                                    31,500   28,880   2,620
 Occupancy Expense                             4,580    4,381     199
 Equipment Expense                             2,602    2,403     199
 RAL/RT Service Fees                           2,663       --   2,663
 Other Expenses                               27,078   23,808   3,270
                                         ------------ -------- -------
  Total Non Interest Expense                  68,423   59,472   8,951
                                         ------------ -------- -------
Net Income Before Taxes                       17,343   14,232   3,111
Provision for Income Taxes                     5,824    4,516   1,308
                                         ------------ -------- -------
Net Income                                   $11,519   $9,716  $1,803
                                         ============ ======== =======

Earnings Per Share - Basic                     $0.25
Earning Per Share - Diluted                    $0.24
Average Number of Shares - Basic              46,734
Average Number of Shares - Diluted            47,091

SFAS 123R Impact
 Net Earnings                                $11,519
 Net Earnings Before the Effects of SFAS
  123R(a)                                    $11,858
 Diluted Earning per Share ("EPS")             $0.24
 Diluted EPS Before the Effects of SFAS
  123R(a)                                      $0.24
 Stock Option Expense Included in
  earnings, pre tax                             $584


                            Three Months Ended 6/30/2005

                                          Core            Consolidated
                            Consolidated   Bank   RAL/RT     % Change
Interest Income
 Loans                          $72,198  $69,668  $2,530         36.9%
 Securities                      14,054   14,054      --          2.4%
 Federal Funds Sold and
  Securities Purchased
  under Resale Agreements            56       56      --      (100.0%)
                            ------------ -------- -------
  Total Interest Income          86,308   83,778   2,530         31.2%
                            ------------ -------- -------
Interest Expense
 Deposits                        15,963   15,963      --         74.4%
 Federal Funds Purchased
  and Securities Sold under
  Repurchase Agreements           1,033      907     126        353.1%
 Other Borrowed Funds             7,615    6,937     678         47.9%
                            ------------ -------- -------
  Total Interest Expense         24,611   23,807     804         77.9%
                            ------------ -------- -------
Net Interest Income              61,697   59,971   1,726         12.5%
                            ------------ -------- -------
Provision for Credit Losses
 Provision for Credit
  Losses - RAL                    3,115       --   3,115      (128.3%)
 Provision for Credit
  Losses - Core Bank              4,786    4,786      --         42.9%
                            ------------ -------- -------
Provision for Credit Losses       7,901    4,786   3,115       (24.6%)
                            ------------ -------- -------
Net Interest Income after
 Provision for Credit
 Losses                          53,796   55,185  (1,389)        18.0%
                            ------------ -------- -------
Non Interest Income
 Service Charges on
  Deposits                        4,272    4,272      --        (3.8%)
 Trust Fees                       4,014    4,014      --          8.1%
 Refund Transfer Fees             3,864       --   3,864         32.2%
 Other Service Charges,
  Commissions and Fees, net       4,168    3,329     839         70.4%
 Gain on Sale of Tax Refund
  Loans, net                         --       --      --           --
 Gain (Loss) on Securities,
  net                              (621)    (621)     --           --
 Other Income                     2,282    2,281       1       (28.4%)
                            ------------ -------- -------
  Total Non Interest Income      17,979   13,275   4,704         24.0%
                            ------------ -------- -------
Non Interest Expense
 Personnel                       24,463   23,159   1,304         28.8%
 Occupancy Expense                4,086    3,911     175         12.1%
 Equipment Expense                2,709    2,496     213        (3.9%)
 RAL/RT Service Fees                 --       --      --           --
 Other Expenses                  17,075   14,445   2,630         58.6%
                            ------------ -------- -------
  Total Non Interest
   Expense                       48,333   44,011   4,322         41.6%
                            ------------ -------- -------
Net Income Before Taxes          23,442   24,449  (1,007)      (26.0%)
Provision for Income Taxes        8,999    9,422    (423)      (35.3%)
                            ------------ -------- -------
Net Income                      $14,443  $15,027   $(584)      (20.2%)
                            ============ ======== =======

Earnings Per Share - Basic        $0.32
Earning Per Share - Diluted       $0.31
Average Number of Shares -
 Basic                           45,844
Average Number of Shares -
 Diluted                         46,220

SFAS 123R Impact
 Net Earnings                   $14,443
 Net Earnings Before the
  Effects of SFAS 123R(a)       $14,744
 Diluted Earning per Share
  ("EPS")                         $0.31
 Diluted EPS Before the
  Effects of SFAS 123R(a)         $0.31
 Stock Option Expense
  Included in earnings, pre
  tax                              $520

(a) Non GAAP measure
    Effective as of the beginning of the year, the Company adopted FASB Statement 123R, Share-Based Payment using the modified prospective application method.
    Accordingly, its results of operations for prior fiscal periods have not been adjusted to include the cost relating to stock options.

The Company's management utilizes the above Core Bank information in the evaluation of its banking operations and believes that the investment community also finds this information valuable to understand the key drivers of the business.


Consolidated Statements of Income (unaudited)
Dollars in Thousands

                                         Six Months Ended 6/30/2006
                                      Consolidated Core Bank  RAL/RT

Interest Income
 Loans                                   $301,156  $183,430  $117,726
 Securities                                29,015    29,015        --
 Federal Funds Sold and Securities
  Purchased under Resale Agreements           126      (464)      590
                                      ------------ --------- ---------
  Total Interest Income                   330,297   211,981   118,316
                                      ------------ --------- ---------
Interest Expense
 Deposits                                  53,364    52,229     1,135
 Federal Funds Purchased and
  Securities Sold under Repurchase
  Agreements                                9,846     5,383     4,463
 Other Borrowed Funds                      22,521    21,158     1,363
                                      ------------ --------- ---------
  Total Interest Expense                   85,731    78,770     6,961
                                      ------------ --------- ---------
Net Interest Income                       244,566   133,211   111,355
                                      ------------ --------- ---------
Provision for Credit Losses
 Provision for Credit Losses - RAL         45,290        --    45,290
 Provision for Credit Losses - Core
  Bank                                      8,812     8,812        --
                                      ------------ --------- ---------
Provision for Credit Losses                54,102     8,812    45,290
                                      ------------ --------- ---------
Net Interest Income after Provision
 for Credit Losses                        190,464   124,399    66,065
                                      ------------ --------- ---------
Non Interest Income
 Service Charges on Deposits                8,106     8,106        --
 Trust Fees                                 8,840     8,840        --
 Refund Transfer Fees                      44,564        --    44,564
 Other Service Charges, Commissions
  and Fees, net                            17,560     8,150     9,410
 Gain on Sale of Tax Refund Loans,
  net                                      43,163        --    43,163
 Gain (Loss) on Securities, net               147       147        --
 Other Income                               3,806     3,805         1
                                      ------------ --------- ---------
  Total Non Interest Income               126,186    29,048    97,138
                                      ------------ --------- ---------
Non Interest Expense
 Personnel                                 66,115    58,726     7,389
 Occupancy Expense                          9,395     8,970       425
 Equipment Expense                          5,015     4,605       410
 RAL/RT Service Fees                       54,706        --    54,706
 Other Expenses                            56,206    43,666    12,540
                                      ------------ --------- ---------
  Total Non Interest Expense              191,437   115,967    75,470
                                      ------------ --------- ---------
Net Income Before Taxes                   125,213    37,480    87,733
Provision for Income Taxes                 46,325     9,433    36,892
                                      ------------ --------- ---------
Net Income                                $78,888   $28,047   $50,841
                                      ============ ========= =========

Earnings Per Share - Basic                  $1.69
Earning Per Share - Diluted                 $1.68
Average Number of Shares - Basic           46,701
Average Number of Shares - Diluted         47,077

SFAS 123R Impact
 Net Earnings                             $78,888
 Net Earnings Before the Effects of
  SFAS 123R(a)                            $79,558
 Diluted Earning per Share ("EPS")          $1.68
 Diluted EPS Before the Effects of
  SFAS 123R(a)                              $1.67
 Stock Option Expense Included in
  earnings, pre tax                        $1,156


                            Six Months Ended 6/30/2005    Consolidated
                          Consolidated Core Bank  RAL/RT   % Change

Interest Income
 Loans                       $201,202  $136,700  $64,502         49.7%
 Securities                    30,066    30,066       --        (3.5%)
 Federal Funds Sold and
  Securities Purchased
  under Resale Agreements         306       (98)     404       (58.8%)
                          ------------ --------- --------
  Total Interest Income       231,574   166,668   64,906         42.6%
                          ------------ --------- --------
Interest Expense
 Deposits                      29,703    29,344      359         79.7%
 Federal Funds Purchased
  and Securities Sold
  under Repurchase
  Agreements                    2,434     1,461      973        304.5%
 Other Borrowed Funds          15,357    14,002    1,355         46.6%
                          ------------ --------- --------
  Total Interest Expense       47,494    44,807    2,687         80.5%
                          ------------ --------- --------
Net Interest Income           184,080   121,861   62,219         32.9%
                          ------------ --------- --------
Provision for Credit
 Losses
 Provision for Credit
  Losses - RAL                 40,642        --   40,642         11.4%
 Provision for Credit
  Losses - Core Bank            6,271     6,271       --         40.5%
                          ------------ --------- --------
Provision for Credit
 Losses                        46,913     6,271   40,642         15.3%
                          ------------ --------- --------
Net Interest Income after
 Provision for Credit
 Losses                       137,167   115,590   21,577         38.9%
                          ------------ --------- --------
Non Interest Income
 Service Charges on
  Deposits                      8,563     8,563       --        (5.3%)
 Trust Fees                     8,369     8,369       --          5.6%
 Refund Transfer Fees          24,685        --   24,685         80.5%
 Other Service Charges,
  Commissions and Fees,
  net                          12,025     6,565    5,460         46.0%
 Gain on Sale of Tax
  Refund Loans, net            26,023        --   26,023         65.9%
 Gain (Loss) on
  Securities, net                (730)     (730)      --           --
 Other Income                   4,202     4,200        2        (9.4%)
                          ------------ --------- --------
  Total Non Interest
   Income                      83,137    26,967   56,170         51.8%
                          ------------ --------- --------
Non Interest Expense
 Personnel                     52,694    47,711    4,983         25.5%
 Occupancy Expense              8,165     7,779      386         15.1%
 Equipment Expense              5,070     4,660      410        (1.1%)
 RAL/RT Service Fees               --        --       --           --
 Other Expenses                35,912    28,411    7,501         56.5%
                          ------------ --------- --------
  Total Non Interest
   Expense                    101,841    88,561   13,280         88.0%
                          ------------ --------- --------
Net Income Before Taxes       118,463    53,996   64,467          5.7%
Provision for Income
 Taxes                         44,614    17,506   27,108          3.8%
                          ------------ --------- --------
Net Income                    $73,849   $36,490  $37,359          6.8%
                          ============ ========= ========

Earnings Per Share -
 Basic                          $1.61
Earning Per Share -
 Diluted                        $1.60
Average Number of Shares
 - Basic                       45,811
Average Number of Shares
 - Diluted                     46,173

SFAS 123R Impact
 Net Earnings                 $73,849
 Net Earnings Before the
  Effects of SFAS 123R(a)     $74,448
 Diluted Earning per
  Share ("EPS")                 $1.60
 Diluted EPS Before the
  Effects of SFAS 123R(a)       $1.60
 Stock Option Expense
  Included in earnings,
  pre tax                      $1,034

(a) Non GAAP measure
    Effective as of the beginning of the year, the Company adopted FASB Statement 123R, Share-Based Payment using the modified prospective application method.
    Accordingly, its results of operations for prior fiscal periods have not been adjusted to include the cost relating to stock options.

The Company's management utilizes the above Core Bank information in the evaluation of its banking operations and believes that the investment community also finds this information valuable to understand the key drivers of the business.


Net Interest Margin (unaudited)
Dollars in Thousands

                                       Three Months Ended 6/30/2006
                                    Consolidated  Core Bank   RAL/RT

Net Interest Margin  (tax
 equivalent)                               4.44%       4.24%    NA

Net Interest Income (tax
 equivalent)                            $70,988     $67,581    $3,407

Interest Income                        $113,205    $108,414    $4,791
Interest Expense                         43,779      42,395     1,384
                                    ------------ ----------- ---------
Net Interest Income                     $69,426     $66,019    $3,407
                                    ============ =========== =========
Tax Equivalent Adjustment                $1,562      $1,562       $--

Average Earning Assets               $6,419,005  $6,386,899   $32,106
Average Total Assets                 $6,995,737  $6,985,778    $9,959
Average Equity                         $594,938    $476,966  $117,972


                                        Six Months Ended 6/30/2006
                                    Consolidated  Core Bank   RAL/RT

Net Interest Margin  (tax
 equivalent)                               7.56%       4.36%    NA

Net Interest Income (tax
 equivalent)                           $247,678    $136,323  $111,355

Interest Income                        $330,297    $211,981  $118,316
Interest Expense                         85,731      78,770     6,961
                                    ------------ ----------- ---------
Net Interest Income                    $244,566    $133,211  $111,355
                                    ============ =========== =========
Tax Equivalent Adjustment                $3,112      $3,112       $--

Average Earning Assets               $6,608,066  $6,304,807  $303,259
Average Total Assets                 $7,115,285  $6,814,634  $300,651
Average Equity                         $578,831    $471,263  $107,568


                                       Three Months Ended 6/30/2005
                                    Consolidated  Core Bank   RAL/RT

Net Interest Margin  (tax
 equivalent)                               4.50%       4.41%    NA

Net Interest Income (tax
 equivalent)                            $63,301     $61,575    $1,726

Interest Income                         $86,308     $83,778    $2,530
Interest Expense                         24,611      23,807       804
                                    ------------ ----------- ---------
Net Interest Income                     $61,697     $59,971    $1,726
                                    ============ =========== =========
Tax Equivalent Adjustment                $1,604      $1,604       $--

Average Earning Assets               $5,646,166  $5,598,163   $48,003
Average Total Assets                 $6,138,382  $5,871,201  $267,181
Average Equity                         $503,624    $415,481   $88,143


                                        Six Months Ended 6/30/2005
                                    Consolidated  Core Bank   RAL/RT

Net Interest Margin  (tax
 equivalent)                               6.56%       4.54%    NA

Net Interest Income (tax
 equivalent)                           $187,276    $125,057   $62,219

Interest Income                        $231,574    $166,668   $64,906
Interest Expense                         47,494      44,807     2,687
                                    ------------ ----------- ---------
Net Interest Income                    $184,080    $121,861   $62,219
                                    ============ =========== =========
Tax Equivalent Adjustment                $3,196      $3,196       $--

Average Earning Assets               $5,757,256  $5,557,223  $200,033
Average Total Assets                 $6,205,478  $5,757,731  $447,747
Average Equity                         $489,104    $400,961   $88,143


Consolidated Average Balances and Annualized Yields

Dollars in Thousands                               Unaudited
                                          ----------------------------
                                               Three Months Ended
                                          ----------------------------
                                                As of 6/30/2006
Average Assets                              Balance     Income   Rate

Federal Funds Sold                             $(237)       $--  0.00%
Securities(1)
 Taxable                                   1,111,889     11,584  4.18%
 Non-taxable                                 208,609      4,274  8.20%
                                          ----------- ----------
     Total Securities                      1,320,498     15,858  4.82%
                                          ----------- ----------
Loans(2)
 Commercial  (including Leasing)           1,254,180     27,957  8.94%
 Real Estate - Non Residential             1,866,310     34,745  7.45%
 Real Estate - Residential                 1,208,158     17,122  5.67%
 Consumer                                    767,803     19,041  9.95%
 Other                                         2,293         44  7.70%
                                          ----------- ----------
     Total Loans                           5,098,744     98,909  7.77%
                                          ----------- ----------
Total Earning Assets                       6,419,005    114,767  7.17%
                                          ----------- ----------
FAS 115 Market Value Adjustment               (6,996)
Non Earning Assets                           583,728
                                          -----------
Total Average Assets                      $6,995,737
                                          ===========

Average Liabilities and Shareholders'
 Equity
Non Interest Bearing Demand Deposits      $1,090,226        $--  0.00%
Interest-Bearing Deposits
 Interest Bearing Demand and Savings       2,229,203     11,280  2.03%
 Time Certificates of Deposit              1,674,678     16,557  3.97%
                                          ----------- ----------
Total Interest Bearing Deposits            3,903,881     27,837  2.86%
                                          ----------- ----------
Borrowings
 Fed Funds Purchased and Repurchase
  Agreements                                 430,925      4,681  4.36%
 Other Borrowings                            911,961     11,261  4.95%
                                          ----------- ----------
Total Borrowings                           1,342,886     15,942  4.76%
                                          ----------- ----------
Total Interest Bearing Liabilities        $5,246,767    $43,779  3.35%
                                          ----------- ----------
Other Liabilities                             63,806
Shareholders' Equity                         594,938
                                          -----------
Total Average Liabilities and
 Shareholders' Equity                     $6,995,737
                                          ===========

Interest Income/Earning Assets                                   7.17%
Interest Expense/Earning Assets                                  2.73%
Tax Equivalent Net Interest Margin                       70,988  4.44%
Provision for Credit Losses/Earning
 Assets                                                   5,956  0.38%
                                                      ----------
Net Interest Income on Tax Equiv. Basis
 after Provn for Credit Losses                           65,032  4.06%
Less: Tax Equivalent Interest Income from
       Non Taxable Securities and Loans
       Included in Interest Income                        1,562  0.09%
                                                      ----------
Net Interest Income after Provision for
 Credit Losses                                          $63,470  3.97%
                                                      ==========

Total Loans, RAL                             $31,482     $4,783   NA
Total Loans, Core Bank                    $5,067,262    $94,126  7.45%
Consumer Loans (Consumer and Home
 Equity), RAL                                $31,482     $4,783   NA
Consumer Loans (Consumer and Home
 Equity), Core Bank                         $736,321    $14,258  7.77%


Dollars in Thousands                                Unaudited
                                            --------------------------
                                                Three Months Ended
                                            --------------------------
                                                 As of 6/30/2005
Average Assets                                Balance    Income  Rate

Federal Funds Sold                              $7,561      $56  2.97%
Securities(1)
 Taxable                                     1,238,227   11,424  3.70%
 Non-taxable                                   192,583    4,106  8.53%
                                            ----------- --------
     Total Securities                        1,430,810   15,530  4.35%
                                            ----------- --------
Loans(2)
 Commercial  (including Leasing)             1,046,854   19,891  7.62%
 Real Estate - Non Residential               1,625,930   27,571  6.78%
 Real Estate - Residential                     974,198   13,510  5.55%
 Consumer                                      558,846   11,339  8.14%
 Other                                           1,967       15  3.06%
                                            ----------- --------
     Total Loans                             4,207,795   72,326  6.88%
                                            ----------- --------
Total Earning Assets                         5,646,166   87,912  6.25%
                                            ----------- --------
FAS 115 Market Value Adjustment                   (377)
Non Earning Assets                             492,593
                                            -----------
Total Average Assets                        $6,138,382
                                            ===========

Average Liabilities and Shareholders'
 Equity
Non Interest Bearing Demand Deposits        $1,079,130      $--  0.00%
Interest-Bearing Deposits
 Interest Bearing Demand and Savings         1,982,968    5,265  1.06%
 Time Certificates of Deposit                1,539,114   10,698  2.79%
                                            ----------- --------
Total Interest Bearing Deposits              3,522,082   15,963  1.82%
                                            ----------- --------
Borrowings
 Fed Funds Purchased and Repurchase
  Agreements                                   138,505    1,033  2.99%
 Other Borrowings                              819,011    7,615  3.73%
                                            ----------- --------
Total Borrowings                               957,516    8,648  3.62%
                                            ----------- --------
Total Interest Bearing Liabilities          $4,479,598  $24,611  2.20%
                                            ----------- --------
Other Liabilities                               76,030
Shareholders' Equity                           503,624
                                            -----------
Total Average Liabilities and Shareholders'
 Equity                                     $6,138,382
                                            ===========

Interest Income/Earning Assets                                   6.25%
Interest Expense/Earning Assets                                  1.75%
Tax Equivalent Net Interest Margin                       63,301  4.50%
Provision for Credit Losses/Earning Assets                7,901  0.56%
                                                        --------
Net Interest Income on Tax Equiv. Basis
 after Provn for Credit Losses                           55,400  3.94%
Less: Tax Equivalent Interest Income from
       Non Taxable Securities and Loans
       Included in Interest Income                        1,604  0.12%
                                                        --------
Net Interest Income after Provision for
 Credit Losses                                          $53,796  3.82%
                                                        ========

Total Loans, RAL                               $28,465   $2,530   NA
Total Loans, Core Bank                      $4,179,330  $69,796  6.70%
Consumer Loans (Consumer and Home Equity),
 RAL                                           $28,465   $2,530   NA
Consumer Loans (Consumer and Home Equity),
 Core Bank                                    $530,381   $8,809  6.66%

(1) Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value, which are included in other assets.
(2) Nonaccrual loans are included in loan balances. Interest income includes related fee income.


Consolidated Average Balances and Annualized Yields

Dollars in Thousands                               Unaudited
                                          ----------------------------
                                                Six Months Ended
                                          ----------------------------
                                                As of 6/30/2006
Average Assets                              Balance    Income    Rate

Federal Funds Sold                            $5,507      $126   4.61%
Securities(1)
 Taxable                                   1,129,562    23,419   4.18%
 Non-taxable                                 209,106     8,512   8.14%
                                          ----------- ---------
     Total Securities                      1,338,668    31,931   4.80%
                                          ----------- ---------
Loans(2)
 Commercial  (including Leasing)           1,237,395    53,145   8.66%
 Real Estate - Non Residential             1,837,426    67,610   7.36%
 Real Estate - Residential                 1,177,868    33,394   5.67%
 Consumer                                  1,008,359   147,141  29.43%
 Other                                         2,843        62   4.40%
                                          ----------- ---------
     Total Loans                           5,263,891   301,352  11.51%
                                          ----------- ---------
Total Earning Assets                       6,608,066   333,409  10.17%
                                          ----------- ---------
FAS 115 Market Value Adjustment               (2,718)
Non Earning Assets                           509,937
                                          -----------
Total Average Assets                      $7,115,285
                                          ===========

Average Liabilities and Shareholders'
 Equity
Non Interest Bearing Demand Deposits      $1,243,712       $--   0.00%
Interest-Bearing Deposits
 Interest Bearing Demand and Savings       2,261,147    21,279   1.90%
 Time Certificates of Deposit              1,711,458    32,085   3.78%
                                          ----------- ---------
Total Interest Bearing Deposits            3,972,605    53,364   2.71%
                                          ----------- ---------
Borrowings
 Fed Funds Purchased and Repurchase
  Agreements                                 450,740     9,846   4.41%
 Other Borrowings                            968,471    22,521   4.69%
                                          ----------- ---------
Total Borrowings                           1,419,211    32,367   4.60%
                                          ----------- ---------
Total Interest Bearing Liabilities        $5,391,816   $85,731   3.21%
                                          ----------- ---------
Other Liabilities                            (99,074)
Shareholders' Equity                         578,831
                                          -----------
Total Average Liabilities and
 Shareholders' Equity                     $7,115,285
                                          ===========

Interest Income/Earning Assets                                  10.17%
Interest Expense/Earning Assets                                  2.61%
Tax Equivalent Net Interest Margin                     247,678   7.56%
Provision for Credit Losses/Earning
 Assets                                                 54,102   1.65%
                                                      ---------
Net Interest Income on Tax Equiv. Basis
 after Provn for Credit Losses                         193,576   5.91%
Less: Tax Equivalent Interest Income from
       Non Taxable Securities and Loans
       Included in Interest Income                       3,112   0.10%
                                                      ---------
Net Interest Income after Provision for
 Credit Losses                                        $190,464   5.81%
                                                      =========

Total Loans, RAL                            $277,064  $117,726    NA
Total Loans, Core Bank                    $4,986,827  $183,626   7.43%
Consumer Loans (Consumer and Home
 Equity), RAL                               $277,064  $117,726    NA
Consumer Loans (Consumer and Home
 Equity), Core Bank                         $731,295   $29,415   8.11%


Dollars in Thousands                               Unaudited
                                          ----------------------------
                                                Six Months Ended
                                          ----------------------------
                                                As of 6/30/2005
Average Assets                              Balance    Income    Rate

Federal Funds Sold                           $23,168      $306   2.66%
Securities(1)
 Taxable                                   1,259,999    24,824   3.97%
 Non-taxable                                 190,210     8,172   8.59%
                                          ----------- ---------
     Total Securities                      1,450,209    32,996   4.58%
                                          ----------- ---------
Loans(2)
 Commercial  (including Leasing)           1,035,976    38,356   7.47%
 Real Estate - Non Residential             1,617,798    53,418   6.60%
 Real Estate - Residential                   950,093    26,351   5.55%
 Consumer                                    677,739    83,313  24.79%
 Other                                         2,273        30   2.66%
                                          ----------- ---------
     Total Loans                           4,283,879   201,468   9.45%
                                          ----------- ---------
Total Earning Assets                       5,757,256   234,770   8.22%
                                          ----------- ---------
FAS 115 Market Value Adjustment                6,569
Non Earning Assets                           441,653
                                          -----------
Total Average Assets                      $6,205,478
                                          ===========

Average Liabilities and Shareholders'
 Equity
Non Interest Bearing Demand Deposits      $1,210,631       $--   0.00%
Interest-Bearing Deposits
 Interest Bearing Demand and Savings       1,983,238     9,410   0.96%
 Time Certificates of Deposit              1,550,566    20,293   2.64%
                                          ----------- ---------
Total Interest Bearing Deposits            3,533,804    29,703   1.70%
                                          ----------- ---------
Borrowings
 Fed Funds Purchased and Repurchase
  Agreements                                 177,394     2,434   2.77%
 Other Borrowings                            850,978    15,357   3.64%
                                          ----------- ---------
Total Borrowings                           1,028,372    17,791   3.49%
                                          ----------- ---------
Total Interest Bearing Liabilities        $4,562,176   $47,494   2.10%
                                          ----------- ---------
Other Liabilities                            (56,433)
Shareholders' Equity                         489,104
                                          -----------
Total Average Liabilities and
 Shareholders' Equity                     $6,205,478
                                          ===========

Interest Income/Earning Assets                                   8.22%
Interest Expense/Earning Assets                                  1.66%
Tax Equivalent Net Interest Margin                     187,276   6.56%
Provision for Credit Losses/Earning
 Assets                                                 46,913   1.64%
                                                      ---------
Net Interest Income on Tax Equiv. Basis
 after Provn for Credit Losses                         140,363   4.92%
Less: Tax Equivalent Interest Income from
       Non Taxable Securities and Loans
       Included in Interest Income                       3,196   0.12%
                                                      ---------
Net Interest Income after Provision for
 Credit Losses                                        $137,167   4.80%
                                                      =========

Total Loans, RAL                            $147,045   $64,502    NA
Total Loans, Core Bank                    $4,136,834  $136,966   6.68%
Consumer Loans (Consumer and Home
 Equity), RAL                               $147,045   $64,502    NA
Consumer Loans (Consumer and Home
 Equity), Core Bank                         $530,694   $18,811   7.15%

(1) Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value, which are included in other assets.
(2) Nonaccrual loans are included in loan balances. Interest income includes related fee income.


Key Financial Ratios (unaudited)
Dollars in Thousands

                            Three Months Ended     Six Months Ended
Financial Ratios           6/30/2006  6/30/2005  6/30/2006  6/30/2005
 Operating Efficiency
  Ratio                        73.35%     59.01%     51.23%     37.56%
 Operating Efficiency Core
  Bank                         72.44%     58.32%     70.19%     57.98%

 Return on Equity               7.77%     11.50%     27.48%     30.45%
 Return on Equity RAL           6.13%     -2.66%     95.31%     85.47%
 Return on Equity Core
  Bank                          8.17%     14.51%     12.00%     18.35%

 Return on Assets               0.66%      0.94%      2.24%      2.40%
 Return on Assets RAL          72.61%     -0.88%     34.10%     16.83%
 Return on Assets Core
  Bank                          0.56%      1.03%      0.83%      1.28%
 Leverage Ratio                 8.50%      8.20%      8.14%      7.88%

                             Six Months Ended
                           6/30/2006  6/30/2005
 Tangible Common Equity
  Ratio                         6.38%      6.79%
 Tier 1 Capital Ratio           7.30%      7.10%
 Risk Weighted Capital
  Ratio                         8.70%      9.00%

                                   As of
Credit Quality Ratios      6/30/2006  6/30/2005
 Allowance for Credit
  Losses                     $53,638    $50,365
 Allowance for  RAL Credit
  Losses                         719        464
 Allowance for Core Bank
  Credit Losses               52,919     49,901

                            Three Months Ended     Six Months Ended
                           6/30/2006  6/30/2005  6/30/2006  6/30/2005

 Net Charge-Offs              $6,994    $13,529    $56,062    $50,525
 Net Charge-Offs RAL           3,720     10,854     44,571     40,178
 Net Charge-Offs Core Bank     3,274      2,675     11,491     10,347

 Annualized Net Charge-
  Offs to Average Loans         0.55%      1.29%      2.15%      2.38%
 Annualized Net Charge-
  offs to Average Loans
  Core Bank                     0.26%      0.26%      0.46%      0.50%

                                   As of
 Nonperforming Assets      6/30/2006  6/30/2005
  Loans Past Due 90 Days
   and Accruing               $1,089     $3,647
  Nonaccrual Loans            15,240     17,552
                           ---------- ----------
  Total Nonperforming
   Loans                      16,329     21,199
  Other Real Estate Owned
   and Other Foreclosed
   Assets                      2,910      2,910
                           ---------- ----------
 Total Nonperforming
  Assets                     $19,239    $24,109
                           ========== ==========

 Nonperforming Loans/Total
  Loans Core Bank               0.31%      0.50%
 Nonperforming Assets/
  Total Assets Core Bank        0.27%      0.39%
 Allowance for Core Bank
  Credit Losses/Non
  Performing Loans               324%       238%
 Allowance for Core Bank
  Credit Losses/Total
  Loans                         1.01%      1.18%

                                   As of
Book Value per Share       6/30/2006  6/30/2005
Actual Shares Outstanding
 at end of Period (in
 thousands)                   46,790     45,895
Book Value per Share          $12.78     $11.44
Tangible Book Value per
 Share                         $9.60      $8.96


    CONTACT: Pacific Capital Bancorp
             Debbie Whiteley, 805-884-6680
             Debbie.Whiteley@pcbancorp.com